SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) JANUARY 3, 2005

                       CRYSTALIX GROUP INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                      0-29781                65-0142472
(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)          Identification No.)

         5275 SOUTH ARVILLE STREET, SUITE B-116, LAS VEGAS, NEVADA 89118
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (702) 740-4616

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

On January 3, 2005, Kevin T. Ryan resigned as the President of Crystalix Group International, Inc. ("Crystalix"). Mr. Ryan remains the Chief Executive Officer, Chairman of the Board, and a director of Crystalix.

On January 3, 2005, Douglas E. Lee was elected as President to succeed Mr. Ryan. Immediately prior to his election, he was the Executive Vice President and Director of Operations for Crystalix. Mr. Lee joined Crystalix in December 2002, when Crystalix acquired Lazer-Tek Designs. Mr. Lee served as Executive Vice President for Lazer-Tek Designs from 1999 to the acquisition date, where he managed operations and directed marketing and sales.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CRYSTALIX GROUP INTERNATIONAL, INC.


January 6, 2005                    By:      /s/ DOUGLAS E. LEE
                                      ------------------------------------------
                                          Douglas E. Lee
                                          President













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